------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 18, 2000

                              ------------------


     The 2000 Annual Meeting of the Stockholders of FileNET Corporation (the "Company") will be held at 9:00 a.m. local time, on May 18, 2000, at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, for the following purposes:

     1. To elect six directors for the ensuing year or until the election and qualification of their respective successors;

     2. To approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,350,000 shares;

     3. To approve an amendment to the Company's 1998 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 340,000 shares; and

     4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 20, 2000, the record date, will be entitled to notice of, and to vote at, the 2000 Annual Meeting and any adjournment thereof.


                               By Order of the Board of Directors,

                               /s/   MARY K. CARRINGTON

                               Mary K. Carrington
                               Secretary

Costa Mesa, California
Dated:  April 7, 2000

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. YOU MAY VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO PAGE 2 OF THE FOLLOWING PROXY STATEMENT AND THE ENCLOSED VOTING FORM FOR INSTRUCTIONS. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE ANNUAL MEETING.

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626

                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  MAY 18, 2000

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                             SOLICITATION OF PROXIES

     The accompanying proxy is solicited on behalf of the Board of Directors of FileNET Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, on May 18, 2000 at 9:00 a.m. local time, and at any and all adjournments or postponements thereof (the "Meeting").

     All shares represented by each properly executed, unrevoked proxy received in time for the Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR (i) the election of the six nominees for election to the Board of Directors listed in the proxy, (ii) the approval of the amendment to the Company's 1995 Stock Option Plan to increase the share reserve under such plan and (iii) the approval of the amendment to the Company's 1998 Employee Stock Purchase Plan to increase the share reserve under that plan.

     Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the proxy. Attendance at the meeting will not, by itself, revoke a proxy.

     This proxy statement is being mailed to the Company's stockholders on or about April 7, 2000. The expense of soliciting proxies will be borne by the Company. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies will be made by mail. Further solicitation of proxies may be made by telephone or oral communication by the Company's regular employees, who will not receive additional compensation for such solicitation.

                      OUTSTANDING SHARES AND VOTING RIGHTS


Voting

     Only holders of record of the approximately 34,004,009 shares of the Company's Common Stock outstanding at the close of business on the record date, March 20, 2000, will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On each matter to be considered at the Meeting, each stockholder will be entitled to cast one vote for each share of the Company's Common Stock held of record by such stockholder on March 20, 2000.

     In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Meeting must be present or represented at the Meeting. Pursuant to Delaware law, directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted and will also be counted for purposes of determining whether stockholder approval of that item has been obtained. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld, with respect to any matter, those non-voted shares will not be deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained, but the shares will be counted for quorum purposes.

Voting Electronically via the Internet or Telephone

     Stockholders whose shares are registered directly with EquiServe may vote either via the Internet or by calling EquiServe. Specific instructions to be followed by any registered stockholder interested in voting via Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper Proxy in the self-addressed postage paid envelope provided.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth as of March 20, 2000 the amount and percentage of the outstanding shares of the Common Stock of the Company which, according to the information supplied to the Company, are beneficially owned by
(i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each person who is currently a director of the Company or is a nominee for election as a director of the Company, (iii) each named executive officer in the Summary Compensation Table that appears below and (iv) all current directors and executive officers of the Company as a group. Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting or dispositive power with respect to the shares that are deemed beneficially owned by such person or entity, subject to community property laws, where applicable.



                                                      Total            Percent of
                                                   Outstanding          Shares of
                                                  Common Stock         Common Stock
                                                  Beneficially         Beneficially
Name(1)                                             Owned (2)            Owned (2)
--------                                        ----------------      --------------
Directors and 5% Holders:
FMR Corp.
82 Devonshire Street
Boston, MA 02109(3) ..........................      3,140,100              9.70%
Theodore J. Smith(4)..........................        334,388                *
Lee D. Roberts(5) ............................         91,357                *
John C. Savage(6).............................         55,562                *
William P. Lyons(7)...........................         36,600                *
L. George Klaus(5)............................          1,750                *
Roger S. Siboni(5)............................          1,250

Named Executive Officers:
Bruce A. Waddington(8)........................         20,026                *
Mark S. St. Clare.............................          2,324                *
David D. Despard(9)...........................              1                *
Ron L. Ercanbrack.............................              -                *
All executive officers and directors as a group
(18 persons)(10)                                      597,830              1.74%
--------------------
*  less than 1%


(1) The address of each individual named is 3565 Harbor Boulevard, Costa Mesa, California 92626, unless otherwise indicated.

(2) Beneficial ownership and percentage of beneficial ownership as of March 20, 2000 for each person includes shares for which options held by such person are currently exercisable or will become exercisable within 60 days after March 20, 2000, as if such option shares were outstanding on March 20, 2000.

(3) FMR Corp. (on behalf of Fidelity Management & Research Company ) (collectively, "FMR") has represented to the Company that as of March 20, 2000 it had sole dispositive power of 3,140,000 shares, but holds no voting power over such shares. The voting of such shares is carried out under the written guidelines of the Boards of Trustees of several of FMR's funds.

(4) Consists of (i) 198,330 shares held by the Theodore J. Smith Family Trust as to which shares Mr. Smith, as co-trustee for this trust, has voting and dispositive power, and (ii) 136,058 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 20, 2000.

(5) Consists of shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 20, 2000.

(6) Includes 48,998 shares that are currently exercisable for vested shares or will become exercisable for vested shares within 60 days after March 20, 2000.

(7) Consists of (i) 2,000 shares held by the William P. Lyons Family Trust as to which shares Mr. Lyons, as co-trustee for this trust, has shared voting and dispositive power, and (ii) 34,600 shares that are currently exercisable for vested shares or will become exercisable for vested shares within 60 days after March 20, 2000.

(8) Includes 20,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 20, 2000.

(9) Consists of a share issuable upon exercise of an option that is currently exercisable or will become exercisable within 60 days after March 20, 2000.

(10) Includes shares held by the Theodore J. Smith Family Trust and William P. Lyons Family Trust (see footnotes 4 and 7). Also includes an aggregate of 361,935 shares issuable upon exercise of options that are currently exercisable or which will become exercisable within 60 days after March 20, 2000.

                        EXECUTIVE OFFICERS OF THE COMPANY

                  The following table sets forth, as of March 20, 2000, those executive officers of the Company who were subject to the reporting requirements of Section 16 of the Securities and Exchange Act of 1934, as amended:


Name                    Age       Position
-------------------------------------------------------------------------------------------------------------
Lee D. Roberts          47        Chief  Executive  Officer  since April 1998,  and  President of the Company since May 1997.  Mr.  Roberts  has also served as a director of the Company since May 1998. Mr. Roberts also served as Chief  Operating  Officer of the
                                  Company  from May 1997 until  April  1998.  Prior to joining the Company in
                                  May 1997, Mr. Roberts was with International  Business Machines Corporation
                                  ("IBM") for over 20 years,  serving  most  recently as General  Manager and
                                  Vice President,  Worldwide  Marketing and Sales for the Networking Division
                                  of IBM.  Mr.  Roberts  also  currently  serves on the Board of Directors of
                                  Onyx Software.

Brian T. Anderson       38        Vice  President,  Worldwide  Corporate  Marketing since November 1998. From
                                  September 1996 to November 1998 Mr. Anderson served as Director,  Solutions
                                  Marketing;  from May 1996 to  September  1996 he served  as Senior  Program
                                  Manager,  Marketing;  and  from  October  1993  to May  1996 he  served  as
                                  Manager, Product Marketing.

Mary K. Carrington      47        Senior  Vice  President  and  General   Counsel  since  October  1998,  and
                                  Secretary  since  February  1999.  Prior to October  1998,  Ms.  Carrington
                                  served  as the  Company's  consulting  legal  counsel  since  1990  and was previously associated with McKittrick, Jackson, DeMarco & Peckenpaugh.

Brian A. Colbeck        34        Vice President since June 1999 and  Controller,  Chief  Accounting  Officer and Assistant  Secretary  since  February  1999.  From May 1998 to February
                                  1999, Mr.  Colbeck  served as Treasurer.  From October 1997 to May 1998, he served as Director,  Corporate Tax and Treasury, from March 1996 to October
                                  1997 he was  Director,  Corporate Tax and from 1994 to March 1996 he served as Tax Manager.

David D. Despard        44        Senior Vice  President,  Worldwide  Professional  Services since July 1998.
                                  Prior to joining the Company,  Mr. Despard was with Wall Data,  Inc., where he served as Vice President, Customer Services, from 1995.

Frederick P. Dillon     50        Vice  President,  Worldwide  Sales  Operations  since  January  1999.  From
                                  December 1997 to January 1999 he was Director,  Worldwide Sales  Operations
                                  and from January 1993 to December 1997 he was Director, Sales Operations.
Ron L. Ercanbrack       45        Executive Vice  President,  Worldwide Sales and Marketing since April 1999.
                                  He served as Senior  Vice  President,  Worldwide  Sales from  October  1997 until April 1999.  From June 1997 to October 1997,  Mr.  Ercanbrack  served as Senior Vice  President,  International.  Prior to joining the Company in
                                  June  1997,  Mr. Ercanbrack  was with IBM for over 19 years,  serving  most recently  as  Vice  President,  Worldwide  Sales,  Channel and  OEM for the
                                  Networking Hardware Division of IBM.

Antoine Granatino       56        Senior Vice President,  International Sales since August 1,  1999. Prior to joining the Company,  Mr. Granatino was with IBM for 29 years, serving most recently as Vice  President Mid Range Server Sales for Europe,  Middle East
                                  and Africa.

William J. Kreidler     55        Senior Vice President,  Worldwide  Support and Operations  since July 1997.
                                  From  August  1992 to July  1997,  Mr. Kreidler  served as Vice  President,
                                  Operations.   From  1993  to  July  1998,  he  was  also   responsible  for
                                  Professional Services.

                                        5

Audrey N. Schaeffer     55        Vice   President,   Human  Resources  since  January  1993,  and  Assistant
                                  Secretary since April 1988.

Bruce A. Waddington     49        Executive Vice  President  since April 1999 and Chief  Technology  Officer,
                                  Products and Strategy  since March 1996.  Mr.  Waddington  served as Senior
                                  Vice President, Engineering from June 1993 until April 1999.

Michael J. Wallrich     48        Senior Vice  President,  North America  Sales since  September  1999.  From
                                  January  1996 to September  1999,  Mr. Wallrich  served as Vice  President,
                                  Sales,  Eastern Region;  and previously  served as District Manager for the
                                  Midwest area since joining the Company in 1991.



                             EXECUTIVE COMPENSATION

                  The following table sets forth certain information regarding the annual and long-term compensation earned for services rendered in all capacities to the Company for the fiscal year ended December 31, 1999 (designated as the 1999 year below), the fiscal year ended December 31, 1998 (designated as the 1998 year below) and the fiscal year ended December 31, 1997 (designated as the 1997 year below), respectively, by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose annual salary and bonuses exceeded $100,000 for the fiscal year ended December 31, 1999 (collectively, the "Named Executive Officers").

                                                                  Summary Compensation Table

                                                                                         Long-Term
                                                                                        Compensation
                                                     Annual Compensation                   Awards
                                      --------------------------------------------------------------------------
                                                                                            Stock     All Other
                                                                          Other Annual     Option       Compen-
Name and Principal Position             Year     Salary(1)    Bonus(2)    Compensation   (Shares)     sation(3)
----------------------------------------------------------------------------------------------------------------
Lee D. Roberts                          1999      419,613     200,000            --            --         4,228
                                        1998      373,750          --      $ 28,000(4)    150,000         3,660
   President, Chief Executive Officer   1997      190,000     188,500       472,143(5)    660,000           417
   and Director
Ron L. Ercanbrack(6)                    1999      336,780     150,000        36,000(7)     25,000         3,114
   Executive Vice President, Worldwide  1998      259,457          --        93,514(8)     40,000         2,673
   Sales and Marketing                  1997      135,089     124,400        74,194(9)    240,000         1,240

Bruce A. Waddington                     1999      258,230     136,500            --            --         3,430
   Executive Vice President and Chief   1998      260,121          --            --        40,000         3,087
   Technology Officer, Products and     1997      216,897      83,520            --       348,000(10)     3,004
   Strategy
Mark S. St. Clare(11)                   1999      262,854      99,330            --            --         7,387
   Senior Vice President, Finance and   1998      238,444          --            --        30,000         4,592
   Chief Financial Officer              1997      210,514      76,560            --       210,000(10)     4,483

David D. Despard(12)                    1999      247,394     112,500            --        25,000         4,369
   Senior Vice President, Worldwide     1998      103,846      80,000            --       200,000           582
   Professional Services                1997           --          --            --            --            --


-------------------------------------
(1) Includes amounts deferred under (a) the Company's Employee Savings and Investment Plan, a tax-qualified plan under Section 401(k) of the Internal Revenue Code, and (b) the Company's Deferred Compensation Plan.

(2) Annual bonus amounts are earned and accrued for the fiscal year in which reported, but are paid after the close of that fiscal year.

(3) Includes (a) the following premiums paid by the Company for fiscal 1999 on certain term-life insurance policies maintained for the Named Executive Officers under which such individuals designate their own beneficiaries:
     $4,228, $1,114, $1,430, $5,387, and $2,369 for Messrs. Roberts, Ercanbrack,
     Waddington, St. Clare and Despard, respectively, and (b) a contribution of $2,000 by the Company on behalf of each of Messrs. Ercanbrack, Waddington, St. Clare, and Despard to the Company's Section 401(k) Plan which matches a portion of such individuals' contributions to the same Plan. Also includes
     (a) premiums of $3,660, $1,073, $1,487 and $2,992 paid by the Company for fiscal 1998 on certain term-life insurance policies maintained for Messrs. Roberts, Ercanbrack, Waddington and St. Clare, respectively, under which such individuals designate their own beneficiaries, and (b) a $1,600 contribution on behalf of each of Messrs. Ercanbrack, Waddington and St. Clare, and a $582 contribution on behalf of Mr. Despard, made by the Company for fiscal 1998 to the Section 401(k) Plan which matches a portion of such officers' contributions to that plan.

(4) Such amount represents a housing allowance paid to Mr. Roberts for fiscal 1998.

(5) Consists of (a) $1,999 in reimbursed relocation expenses plus the tax gross-up for the portion includable as taxable income, (b) a housing allowance in the amount of $21,000 and (c) the aggregate amount of $449,144 paid in part as reimbursement of the settlement costs and legal fees incurred by Mr. Roberts in connection with a lawsuit commenced by his former employer and in part as a tax gross-up on the portion of such reimbursement includable in his taxable income. See "Employment Contracts and Change in Control Arrangements" for further information.

(6) Mr. Ercanbrack joined the Company and was first appointed an executive officer in June 1997.

(7) Such amount represents a housing allowance paid to Mr. Ercanbrack for fiscal 1999.

(8) Consists of (a) $57,514 in reimbursed relocation expenses plus the tax gross-up for the portion includable as taxable income, and (b) a housing allowance in the amount of $36,000 paid to Mr. Ercanbrack. See "Employment Contracts and Change in Control Arrangements" for further information.

(9) Consists of (a) $60,258 in reimbursed relocation expenses plus the tax gross-up for the portion includable as taxable income, and (b) a housing allowance in the amount of $13,936 paid to Mr. Ercanbrack. See "Employment Contracts and Change in Control Arrangements" for further information.

(10) Each of the option grants indicated for fiscal 1997 include the following options regranted on July 11, 1997 in exchange for the cancellation of preexisting options for the same number of shares but with a higher exercise price per share: 54,000 shares and 70,000 option shares for Messrs. Waddington and St. Clare, respectively.

(11) Mr. St. Clare resigned his employment with the Company effective February 25, 2000.

(12) Mr. Despard joined the Company and was first appointed an executive officer in July 1998.

                        Option Grants in Last Fiscal Year

     The following table provides information on option grants made in the 1999 fiscal year to the Named Executive Officers. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                                                                                       Potential Realizable Value
                                                                                       at Assumed Annual Rates of
                                                                                      Stock Price Appreciation for
                                                 Individual Grants                           Option Term(1)
                             ---------------------------------------------------------------------------------------
                                Number of   % of Total
                               Securities      Options
                               Underlying   Granted to
                                  Options    Employees      Exercise
                                  Granted    in Fiscal         Price   Expiration
Name                               (#)(2)         Year        ($/Sh)         Date           5%              10%
--------------------------------------------------------------------------------------------------------------------
Lee D. Roberts..............           --           --           --            --           --               --
Ron L. Ercanbrack...........       25,000         1.8%       $ 8.88       5/20/09     $139,536         $353,612
Bruce A. Waddington.........           --           --           --            --           --               --
Mark S. St. Clare...........           --           --           --            --           --               --
David D. Despard............       25,000         1.8%       $11.09       7/16/09     $174,424         $442,024


------------------------------

(1) The assumed 5% and 10% annual rates of stock price appreciation are for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that such rates will be achieved. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2) Each option was granted under the Company's 1995 Stock Option Plan and will become exercisable for the option shares in four successive equal annual installments upon the optionee's completion of each year of service over the four-year period measured from the grant date (May 20, 1999 for Mr. Ercanbrack's option, and July 16, 1999 for Mr. Despard's options). Each option will become immediately exercisable for all the option shares in the event the Company is acquired by merger or asset sale, unless the option is to be assumed by the successor entity. Should the option be assumed in the acquisition, then that option will subsequently become exercisable for all the option shares in the event the optionee's employment is terminated (whether involuntarily or through a forced resignation) within 12 months after the acquisition. The option will also accelerate in full in the event the optionee's employment is terminated within 12 months after a change of control of the Company (whether by tender offer for more than 50% of the Company's outstanding voting securities or a change in the composition of the Board effected through one or more contested elections for Board membership). Each option has a maximum term of 10 years, subject to earlier termination following the optionee's termination of employment.

    Aggregated Option Exercises in Last Fiscal Year and Year End Option Value

     The following table sets forth certain information with respect to the Named Executive Officers concerning their exercise of options during fiscal 1999 and the unexercised options held by them at the close of such fiscal year. No stock appreciation rights were held or exercised by the Named Executive Officers at any time during the 1999 fiscal year.


                                                                     Number of Unexercised      Value of Unexercised
                                                                        Options at Fiscal           In-the-Money
                                                                            Year End                 Options at
                                                                       (Number of Shares)        Fiscal Year End(1)
                                 Shares                             ----------------------    -------------------------
                               Acquired             Value                Exercisable /             Exercisable /
            Name             on Exercise(#)     Realized ($)(2)          Unexercisable             Unexercisable
--------------------------  ---------------    -----------------    ----------------------    -------------------------
Lee D. Roberts............             0                  0            242,500 / 442,500       $3,822,682 / $6,671,782
Ron L. Ercanbrack.........             0                  0            105,000 / 175,000       $1,733,995 / $2,923,300
Bruce A. Waddington.......             0                  0            241,180 / 183,500       $4,215,263 / $3,160,161
Mark S. St. Clare.........             0                  0            116,667 /  99,333       $1,869,574 / $1,585,190
David D. Despard..........             0                  0             50,000 / 175,000       $  332,356 / $1,356,444

--------------------------

(1) Calculated on the basis of the average of the high and low selling prices of the Company's Common Stock on December 31, 1999 ($25.469), the last trading day in fiscal 1999, minus the exercise price of the option, multiplied by the number of shares subject to the option.

(2) The excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for such shares.


             Compensation Committee Report on Executive Compensation

     It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the 1995 Stock Option Plan.

     The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

     General Compensation Policy. The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and which are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation.

     The Company has, at such times in the past as it deemed necessary, retained the services of an independent compensation consulting firm to advise the

Compensation Committee as to how the Company's executive compensation compares to that of companies within and outside of the industry. The Company also subscribes to and participates in compensation surveys of the companies in its industry.

     Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 1999 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Base Salary. In setting base salaries, the Compensation Committee reviews published compensation survey data for its industry. The Committee has also identified a group of companies for comparative compensation purposes, and it reviews detailed compensation data incorporated into each such company's proxy statements. This group is comprised of approximately 20 companies. The base salary for each officer reflects the salary levels for comparable positions in the published surveys and the comparative group of companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer's base salary is adjusted each year on the basis of (i) the Compensation Committee's evaluation of the officer's personal performance for the year, and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers. For the 1999 fiscal year, the base salary of the Company's executive officers ranged from approximately the 40th percentile to the 75th percentile of the base salary levels in effect for comparable positions in the surveyed compensation data.

     Annual Incentives. The annual incentive bonus for the Chief Executive Officer is based on a percentage of his base pay (50% for the 1999 fiscal year) but is adjusted to reflect the actual financial performance of the Company in comparison to the Company's business plan. No bonus is paid if the Company's attainment of the target earnings per share (EPS) is less than 70% of plan; 100% of the bonus is paid if the Company's attainment of the target goal is 100% of plan and 200% of the bonus is paid if the Company's attainment of the target goal is equal to or greater than 125% of plan. The actual bonus is calculated on a pro rata basis between these points. Most of the other executive officers of the Company are also eligible to receive annual incentive bonuses equal to a percentage of base salary (30-50% for fiscal 1999) on the basis of the Company's performance to plan as measured in terms of achievement of the Company's target EPS. On the basis of the foregoing, bonuses in the aggregate amount of $1,056,093 were awarded to 11 executive officers for fiscal 1999. Two executive officers were awarded an aggregate of $184,697 in quarterly incentive bonuses based on Company sales for fiscal 1999.

     Long Term Incentives. Generally, stock option grants are made annually by the Compensation Committee to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option granted prior to October 21, 1999 is to become exercisable in successive annual installments over a four-year period, contingent upon the officer's continued employment with the Company. Each option granted after October 21, 1999 will become exercisable in installments equal to 25% of the option shares on the first anniversary of grant, and for the balance of the option shares in 36 successive equal monthly installments thereafter. Accordingly, the options will provide a return to the executive officer only if he or she remains employed by the Company during the vesting periods, and then only if the market price of the shares appreciates over the option term.

     The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

     CEO Compensation. In setting the total compensation payable to Mr. Roberts who served as the Company's Chief Executive Officer for the 1999 fiscal year, the Compensation Committee sought to make his compensation competitive with other companies in the surveyed group, while at the same time assuring that a significant percentage of his total compensation package was tied to Company performance, as measured in terms of the achievement of the Company's target EPS.

     The Compensation Committee established Mr. Roberts' base salary for the 1999 fiscal year with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. Robert's base salary, it is the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. For the 1999 fiscal year, Mr. Roberts' base salary was set at approximately the median of the base salary levels of other chief executive officers at the surveyed companies.

     The balance of Mr. Roberts' compensation package for the 1999 fiscal year was primarily dependent upon corporate performance. Mr. Roberts was awarded a cash bonus based on the Company's attainment of its target EPS goal for the 1999 fiscal year. The Compensation Committee did not award stock options to Mr. Roberts in fiscal 1999.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation paid in cash to the Company's executive officers for the 1999 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid in cash to the Company's executive officers for fiscal 2000 will exceed that limit. The
Company's 1995 Stock Option Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. However, the option grants made to Messrs. Roberts and Ercanbrack at the time they joined the Company were not made under the 1995 Stock Option Plan, and the deductibility of the compensation deemed paid by the Company in connection with the exercise of those options will be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers, including Messrs. Roberts and Ercanbrack, in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

  Submitted by the Compensation Committee of the Company's Board of Directors:

                                   Compensation Committee



                                   L. George Klaus
                                   William P. Lyons

           Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is composed of Messrs. Klaus and Lyons. Mr. Savage resigned from the Committee in April 1999. No member of the Compensation Committee was at any time during the 1999 fiscal year, or at any other time, an officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.


                          Stock Price Performance Graph

     The following graph compares the five year cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Services Index for the period from December 30, 1994 to December 31, 1999.


[GRAPH APPEARS HERE]

Measurement period            FILENET             NASDAQ             NASDAQ
(Fiscal year covered)         CORPORATION         STOCK MARKET       C&DPS INDEX
---------------------         -----------         ------------       -----------

Measurement Pt - 12/31/94     $100                $100              $ 100
FYE  12/31/95                 $219                $138              $ 185
FYE  12/31/96                 $149                $170              $ 228
FYE  12/31/97                 $140                $209              $ 280
FYE  12/31/98                 $107                $293              $ 502
FYE  12/31/99                 $237                $531              $1058


     Assumes $100 invested on December 30, 1994 in the Company's Common Stock and in the stock of each of the other Indices.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings made by the Company under those statutes, neither the preceding Compensation Committee Report on Compensation nor the Stock Price Performance Graph will be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

              Employment Contracts and Change in Control Agreements

     None of the Company's Named Executive Officers have employment agreements currently in effect with the Company, and the employment of each Named Executive Officer may be terminated at any time at the discretion of the Board of Directors.

     Pursuant to an employment agreement which the Company entered into with Mr. Lee D. Roberts, the Company's President and Chief Executive Officer, in May 1997 in connection with his commencement of employment, Mr. Roberts was granted an option at that time to purchase 300,000 shares of the Company's Common Stock at an exercise price of $7.16 per share. The option vests in four successive equal annual installments over his period of continued employment with the Company. Pursuant to that agreement, the Company also agreed to (i) reimburse Mr. Roberts for all legal fees incurred by him in connection with a lawsuit brought against him by his former employer for the repayment of any profit realized by him in connection with the exercise of his options to purchase shares of that employer's common stock and the subsequent sale of those shares, and (ii) pay him an amount equal to any after-tax loss he incurred (based upon the excess of the amount received by him upon the sale of the shares purchased under his former employer's options over the option exercise price paid for those shares) in the event that he was requested by the Company to settle the suit or did not prevail in the suit. During the 1997 fiscal year, the Company paid Mr. Roberts an aggregate of $449,144 in connection with the settlement of such suit and the reimbursement of the tax liability arising from such payment. Mr. Roberts' employment agreement terminated in May 1999 upon the expiration of the two-year term.

     In June 1997, the Company entered into an employment agreement with Mr. Ron
L. Ercanbrack, the Company's Senior Vice President, Worldwide Sales. Mr. Ercanbrack's agreement had a two-year term which expired on June 10, 1999. Pursuant to such agreement, Mr. Ercanbrack was granted an option to purchase 200,000 shares of the Company's Common Stock at an exercise price of $7.53 per share. The option vests in four successive equal annual installments over a four-year period measured from the grant date, subject to Mr. Ercanbrack's continued employment with the Company. Pursuant to the agreement, Mr. Ercanbrack was entitled to an initial annual base salary of $225,000, an annual incentive bonus tied to the financial performance of the Company and reasonable relocation expenses.

     In December 1999, the Compensation Committee of the Company's Board of Directors approved and adopted a CEO Severance Program (the "Program") under which the Company's Chief Executive Officer (the "CEO") would be entitled to receive certain severance benefits and option acceleration upon the involuntary termination of the CEO's employment subject to certain conditions being met. The benefits under the Program include a cash lump sum severance payment equal to the CEO's annual base salary, together with any bonus which would otherwise be earned by the CEO for the year of termination but for the occurrence of the termination (which bonus is limited to 50% of the eligible annual award if the CEO has completed less than six months of service during the bonus year). The Program also provides for the continuation of certain health and life insurance benefits and provides for the acceleration of certain outstanding unvested options held by the CEO at the time of termination.

     In October 1998, the Compensation Committee of the Board of Directors approved and adopted a Severance Program for the Company's Chief Executive Officer and certain other executive officers of the Company. Under the Severance Program, each eligible executive officer will be entitled to certain benefits in the event his or her employment with the Company is involuntarily terminated, other than for Cause (as defined in the Severance Program), or if such executive officer resigns for "Good Reason" (as defined in the Severance Program), within 12 months following a change in control of the Company. The benefits to be provided to an eligible executive officer upon such involuntary termination (other than for Cause) or resignation for Good Reason include (i) a lump sum payment equal to (A) the annual base salary in effect for such executive officer immediately before the change in control or, if greater, at the time of termination, plus (B) the annual incentive bonus that such executive officer would have been entitled to receive under the Company's bonus plan if the Company's goals were at 100% of target for the calendar year in which the termination occurs or, if greater, the annual incentive bonus which such executive officer would have received if the Company's goals were at 100% of target for the calendar year in which the change in control occurs, plus the pro-rata portion of the bonus earned by such executive officer during the calendar year in which the change of control occurs and (ii) continued health care coverage under the Company's medical plan for a period of up to 12 months.

     In addition, under the Severance Program, any shares of Common Stock that are subject to outstanding options held by an eligible executive officer or any unvested shares of Common Stock actually held by such officer under the Company's 1995 Stock Option Plan will automatically vest in full on an accelerated basis in the event such executive officer's employment is terminated (whether involuntarily or through a forced resignation) within 12 months following a change in control of the Company. The option grants made to the Named Executive Officers during the 1999 fiscal year, together with all prior option grants held by such individuals, contain such acceleration provisions.

     For purposes of the  Severance  Program,  a change in control is defined as
(i) the acquisition of the Company by merger or asset sale, (ii) a successful tender for more than 50% of the Company's outstanding Common Stock or (iii) a change in the majority of the Board as a result of one or more contested elections for Board membership.

     Substantially all of the executive officers who report directly to the Chief Executive Officer participate in the Severance Program.


          COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received by it with respect to fiscal year 1999 and the written representations received from certain reporting persons that no other reports were required, the Company believes that all directors, executive officers and persons who own more than 10% of the Company's Common Stock have complied with the reporting requirements of Section 16(a), except that the following transactions were reported late: the grant of options for 44,000 shares in May 1998 to each of Mr. Lyons and Savage pursuant to the Company's 1995 Stock Option Plan and the acquisition of 1,220 shares by Mr. Savage in January 1999 pursuant to the Company's Directors Fee Option Grant Program. In addition, the ownership of shares purchased by Mr. Klaus' family trust in December 1998 was incorrectly reported as purchased by Mr. Klaus directly, and 1,691 and 962 shares held by Mr. Anderson and Mr. Wallrich, respectively, at the time they were named executive officers of the Company were not included in their Form 3's filed in April and September 1999, respectively. All of such Forms 3 and 4 have now been correctly amended.

                                   Proposal 1

                              ELECTION OF DIRECTORS

                  Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the
next Annual Meeting of Stockholders. Pursuant to the Company's Bylaws and a resolution adopted by a majority of the authorized number of directors, the authorized number of members of the Board of Directors has been set at six.

     The following table sets forth certain information concerning the nominees for election to the Board of Directors.

Name, Age, Principal Occupation or Position,                          Year First
Director and Directorships of Other Publicly                           Became a
Owned Companies                                                        Director
---------------------------------------------                        -----------

William P. Lyons, 55, President,  Chief  Executive  Officer
and a director of Finjan Software, Ltd. since February 1998.             1992
From April 1992 until June 1997, Mr.Lyons served as President,
Chief Executive Officer and a director of ParcPlace Systems, Inc.

L. George Klaus, 59, Chairman and Chief Executive Officer of
Epicor Software Corporation (formerly Platinum Software Corporation)     1998
since February 1996. From July 1993 to November 1995, Mr. Klaus served as President, Chief Executive Officer and Chairman of the Board of Frame Technology Corp. Mr. Klaus currently serves as a director of Blaze Software.

Lee D.Roberts, 47, Chief Executive Officer since April 1998,
and President and Chief Operating Officer since May 1997.  Mr.           1998
Roberts has also served as a director of the Company since
May 1998. Prior to joining the Company in May 1997, Mr.Roberts was with IBM for over 20 years, serving most recently as General
Manager and Vice President, Worldwide Marketing and Sales for the
Networking Division of IBM. Mr. Roberts also currently serves as a director of Onyx Software.

John C. Savage, 52, Partner of Alliant Partners, an investment
banking firm, since June 1998.  From 1990 to July 1998, Mr. Savage       1982
served as a Managing Partner of Glenwood Capital Partners and Managing Director of its successor, Redwood Partners, LLC, both venture buy-out firms. Mr. Savage currently serves as a director of Mattson Technology, Inc.

Roger S. Siboni, 45, President, Chief Executive Officer and a
director of Epiphany, Inc. since August 1998.  From October 1996         1998
to August 1998, Mr. Siboni was Deputy Chairman and Chief Operating
Officer of KPMG Peat Marwick LLP, a member firm of KPMG
International.  From 1993 to October 1996, Mr. Siboni was Managing
Partner of KMPG Peat Marwick LLP, Information, Communication and
Entertainment practice. Mr. Siboni currently serves as a director of Pivotal Software, Inc. and Active Software, Inc.
and Corio

Theodore J. Smith, 70, Chairman of the Board of the Company.
Mr. Smith served as the Chief Executive Officer of the Company           1982
since its inception in 1982 to April 1998, and President of the Company from 1982 to May 1997. Mr. Smith is currently a director of Intershop Communications, A.G.

     Except as otherwise indicated, during the past five years, each of the nominees has held the same position with the same entities as listed above.

     The Board of Directors held eight meetings (in addition to three unanimous written consents in lieu of a meeting) during the fiscal year ended December 31, 1999. Each director attended or participated in at least 75% of the aggregate number of meetings of the Board of Directors, or those committees of the Board of Directors on which such person served, which were held during such period.

     The Company has standing Audit and Compensation Committees, but has not established a Nominating Committee. During fiscal year 1999, Messrs. Lyons, Savage and Siboni comprised the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 1999. Mr. Siboni was appointed to the Audit Committee in February 1999. The Audit Committee's responsibilities include recommending the selection of the Company's independent public accountants to the Board of Directors, as well as reviewing the (i) scope and results of the audit engagement with the independent public accountants and management, (ii) adequacy of the Company's internal accounting control procedures, (iii) independence of the independent public accountants, and (iv) the range of audit and non-audit fees charged by the independent public accountants.

     During fiscal year 1999, Messrs. Lyons, Klaus and Savage comprised the Compensation Committee, until Mr. Savage resigned from that committee in April 1999. The Compensation Committee held eight meetings (in addition to two actions by unanimous written consent in lieu of a meeting) during the fiscal year ended December 31, 1999. The Compensation Committee reviews and approves executive salaries, considers awards to be granted under the Company's officer bonus plan, has the exclusive authority to make stock option grants under the 1995 Stock Option Plan to the Company's executive officers and performs other related functions upon request of the Board of Directors. Either the Compensation
Committee or the full Board of Directors may award option grants to all other eligible individuals under the 1995 Stock Option Plan. In addition, in December 1999, the Board of Directors appointed Mr. Roberts as the sole member of a Special Stock Option Committee which is to have separate but concurrent authority with the Compensation Committee to make discretionary option grants to eligible individuals under the Company's 1995 Stock Option Plan, other than executive officers and non-employee Board members, subject to a limitation of 20,000 shares per individual employee grant.

Board Compensation and Benefits

     Each director who is not an employee of the Company is reimbursed for actual expenses incurred in attending Board meetings. In addition, each non-employee director received the following compensation for his Board service during fiscal 1999: (i) an annual retainer fee of $12,000; (ii) a fee of $1,500 for each Board meeting attended; and (iii) a fee of $1,000 for each Committee meeting attended which was not held on the same day as a Board meeting. The annual retainer fee was recently increased to $24,000 for fiscal 2000.

     At the 1999 Annual Stockholders Meeting held on May 20, 1999, Messrs. Lyons, Klaus, Savage, Smith and Siboni each received, upon their reelection to the Board, a stock option for 7,000 shares of the Company's Common Stock under the Automatic Option Grant Program in effect for non-employee Board members under the 1995 Stock Option Plan. Each option has an exercise price of $8.875 per share, representing the fair market value per share of Common Stock on the grant date. Each of the options is immediately exercisable for all the option shares, but any shares purchased under those options will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option will vest in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the grant date. The option has a maximum term of 10 years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service.

     Each non-employee Board member reelected to the Board at the Meeting will receive an option grant for 7,000 shares of the Company's Common Stock under the Automatic Option Grant Program in effect under the 1995 Stock Option Plan.

     For further information concerning the term of these option grants, please see the description of the Automatic Option Grant and Director Fee Option Grant Programs in Proposal 2 below entitled "Approval of Amendment to the 1995 Stock Option Plan."

Stockholder Approval

     Directors will be elected by an affirmative vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the six nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL SIX NOMINEES NAMED ABOVE.

                                   Proposal 2

               APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN

     The Company's stockholders are being asked to approve an amendment to the Company's 1995 Stock Option Plan (the "1995 Plan") that will increase the number of shares of Common Stock issuable under the 1995 Plan by an additional 1,350,000 shares.

     The share increase to the 1995 Plan will assure that the Company will have a sufficient reserve of Common Stock to provide a comprehensive equity incentive program for the Company's officers, employees and non-employee Board members in order to encourage those individuals to remain in the Company's service and more closely align their interests with those of the stockholders. The number of shares for which options will be granted to each newly-hired or continuing employee will be based both on competitive market conditions and individual performance.

     The 1995 Plan became effective on May 24, 1995 upon approval by the stockholders at the 1995 Annual Meeting and serves as the successor to the Company's predecessor 1986 Stock Option Plan. The amendment to the 1995 Plan that is the subject of this Proposal was adopted by the Board as of March 20, 2000. The following is a summary of the principal features of the 1995 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal executive offices in Costa Mesa, California.

Equity Incentive Programs

     The 1995 Plan contains five separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Reduction Option Grant Program, (iii) a Stock Issuance Program, (iv) an Automatic Option Grant Program, and (v) a Director Fee Option Grant Program. The principal features of each program are described below. The Compensation Committee has the exclusive authority to administer the Discretionary Option Grant Program and Stock Issuance Program with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members. The Compensation Committee, the Special Stock Option Committee and the full Board each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The term Plan Administrator, as used in this summary, will mean the Compensation Committee, the Special Stock Option Committee or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1995 Plan. The Compensation Committee will also have the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Reduction Option Grant Program, but no other administrative discretion will be exercised by the Compensation Committee or by the Special Stock Option Committee or the Board under that program or under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members. All grants under these three latter programs will be made in strict compliance with the express provisions of each such program, and stockholder approval of the 1,350,000-share increase subject to this Proposal will also constitute pre-approval of all option grants subsequently made pursuant to the express provisions of those programs on the basis of such share increase and the subsequent exercise of those options in accordance with their terms.

Share Reserve

     The maximum number of shares of the Company's Common Stock available for issuance over the term of the 1995 Plan may not exceed 11,174,830 shares, including the 1,350,000-share increase for which stockholder approval is sought under this Proposal. However, not more than 7,087,351 shares may be issued under the 1995 Plan after March 20, 2000. In no event may any individual participant in the 1995 Plan be granted stock options and direct stock issuances for more than 400,000 shares in the aggregate per calendar year. Stockholder approval of this Proposal will also constitute re-approval of such limitation for purposes of Internal Revenue Code Section 162(m).

     The shares of Common Stock issuable under the 1995 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

     Shares subject to any outstanding options under the 1995 Plan (including options incorporated from the predecessor 1986 Stock Option Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1995 Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the 1995 Plan will also be available for reissuance.

Eligibility

     Employees, non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Executive officers and other highly compensated employees will also be eligible to participate in the Salary Reduction Option Grant Program, and non-employee members of the Board will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

     As of March 20, 2000, 12 executive officers, five non-employee Board members and approximately 1,700 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, no executive officers elected to participate in the Salary Investment Option Grant Program for fiscal year 2000, and five non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

     The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the average between the high and low selling prices per share on that date on the Nasdaq National Market. On March 20, 2000, the fair market value per share determined on such basis was $32.69.

Discretionary Option Grant Program

     The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in a series of installments over a specified period of service measured from the grant date.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Salary Reduction Option Grant Program

     The Compensation Committee will have complete discretion in implementing the Salary Reduction Option Grant Program for one or more calendar years and in selecting the executive officers and other highly compensated individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Compensation Committee an irrevocable authorization directing the Company to reduce, by a designated multiple of one percent (1%), his or her base salary for the upcoming calendar year. The salary reduction amount must not be less than the greater of (i) five percent (5%) of the participant's base salary for the year or (ii) Ten Thousand Dollars ($10,000.00), and may not be more than the lesser of (i) twenty-five percent (25%) of his or her base salary or (ii) Seventy Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization will be granted a stock option under the Salary Reduction Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of the 1,350,000-share increase which is the subject of this Proposal will constitute pre-approval of each option subsequently granted pursuant to the provisions of the Salary Reduction Option Grant Program on the basis of such share increase and the subsequent exercise of that option in accordance with its terms.

     Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

     -    Each option will be a non-statutory option.

     - The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares will be determined by dividing the total dollar amount of the authorized reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the option grant is made.

     - The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

     - Each option will remain outstanding for vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date the optionee's service terminates.

Stock Issuance Program

     Shares may be issued under the Stock Issuance Program for such valid consideration under the Delaware General Corporation Law as the Plan Administrator deems appropriate, provided the value of such consideration is not less than the fair market value of the issued shares on the date of issuance. Shares may also be issued as a bonus for past services.

     The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The following requirements will govern the applicable vesting schedule:

     - For any shares which are to vest solely through the participant's performance of services, the Plan Administrator will impose a minimum service period of at least three (3) years before any of the shares will vest.

     - For any shares which are to vest upon the participant's performance of services and the Company's attainment of one or more prescribed performance milestones, the Plan Administrator will impose a minimum service period of at least one (1) year.

     The Plan Administrator will have the sole and exclusive authority, exercisable upon a participant's termination of service, to vest any or all unvested shares of Common Stock at the time held by that participant, to the extent the Plan Administrator determines that such vesting provides an appropriate severance benefit under the circumstances.

Automatic Option Grant Program

     Under the Automatic Option Grant Program, each individual will receive, at the time he or she first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, an option grant for 25,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, at each annual stockholders meeting, including the 2000 Annual Meeting, each individual who is reelected to the Board as a non-employee Board member will automatically be granted a stock option to purchase 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 7,000-share options which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be fully eligible for one or more 7,000-share option grants over their period of Board service. Stockholder approval of the 1,350,000-share increase which is the subject of this Proposal will constitute pre-approval of each option granted on or after the date of the 2000 Annual Meeting pursuant to the provisions of the Automatic Option Grant Program on the basis of such share increase and the subsequent exercise of that option in accordance with its terms.

     Each option under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from such grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option will vest (and the Company's repurchase rights will lapse) in four (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the option grant date.

                  The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than fifty percent (50%) of the outstanding voting securities or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

Director Fee Option Grant Program

     Each non-employee Board member will have the right to apply all or a portion of his total retainer fee otherwise payable in cash each year (currently $24,000) to the acquisition of a special option grant under the Director Fee Option Grant Program. The grant will automatically be made on the first trading day in January following the filing of the retainer fee election on or before the last day of the immediately preceding calendar year and will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date. The number of option shares will be determined by dividing the dollar amount of the retainer fee subject to the director's election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the director's election. Stockholder approval of the 1,350,000-share increase which is the subject of this Proposal will constitute pre-approval of each option subsequently granted pursuant to the provisions of the Director Fee Option Grant Program on the basis of that share increase and the subsequent exercise of that option in accordance with its terms.

     The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of Board service during the calendar year for which the retainer fee election is in effect. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any shares for which the option is not exercisable at the time. However, to the extent the option is exercisable for any option shares at the time of the optionee's cessation of Board service, the option will remain exercisable for those shares until the earlier of (i) the expiration  of the  ten  (10)-year  option  term or  (ii)  the end of the  three
(3)-year  period  measured  from the date of the  optionee's  cessation of Board service. Should the optionee's service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option and may be exercised for such shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of Board service.

Stock Awards

     The table below shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1995 Plan during the period from January 1, 1999 through March 20, 2000, together with the weighted average exercise price payable per share. No direct stock issuances have been made to date under the 1995 Plan.

===========================================================================================
                                        OPTION TRANSACTIONS
-------------------------------------------------------------------------------------------
                                                Options Granted           Weighted Average
 Name                                         (Number of Shares)           Exercise Price
------------------------------------------  ----------------------    ---------------------
Lee D. Roberts
   President, Chief Executive Officer
   and Director                                     80,000                    $23.94
------------------------------------------  ----------------------    ---------------------
Ron L. Ercanbrack
   Executive Vice President,
   Worldwide Sales & Marketing                     165,000                    $28.46
------------------------------------------  ----------------------    ---------------------
Bruce A. Waddington
   Executive Vice President and
   Chief Technology Officer,
   Products and Strategy                            40,000                    $23.94
------------------------------------------  ----------------------    ---------------------
Mark S. St. Clare
   Senior Vice President-Finance and
   Chief Financial Officer                          30,000                    $23.94
------------------------------------------  ----------------------    ---------------------
David D. Despard
   Senior Vice President,
   Worldwide Professional Services                  60,000                    $18.59
------------------------------------------  ----------------------    ---------------------
All non-employee directors as a group (6)           39,596                   $  9.21
------------------------------------------  ----------------------    ---------------------
All employees, including current officers
who are not executive officers, as a group       1,283,625                    $17.98
==========================================  ======================    =====================

     As of March 20, 2000, 5,461,140 shares of Common Stock were subject to outstanding options under the 1995 Plan, and 1,626,211 shares remained available for future issuance, including the 1,350,000-share increase for which stockholder approval is sought under this Proposal.

New Plan Benefits

     As of March 20, 2000, no option grants or direct stock issuances have been made under the 1995 Plan on the basis of the 1,350,000-share increase for which stockholder approval is sought under this Proposal. However, Messrs. Lyons, Klaus, Savage, Siboni, and Smith will each receive an option grant for 7,000 shares, under the Automatic Option Grant Program upon their reelection to the Board at the 2000 Annual Meeting. Each such option will have an exercise price per share equal to the average of the high and low selling prices per share on the Nasdaq National Market on the date of the 2000 Annual Meeting.

Acceleration

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are transferred to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options that will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or by proxy contest for the election of Board members). The Plan

Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

     Each option outstanding under the Salary Reduction Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event of an acquisition or change in control of the Company.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1995 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Changes in Capitalization

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 1995 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Amendment and Termination

     The Board may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on May 24, 2005.

                         FEDERAL INCOME TAX CONSEQUENCES


Option Grants

     Options granted under the 1995 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition was granted and more than one (1) year after the date the option was exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuance

     The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted under the 1995 Plan with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those option grants under the 1995 Plan will remain deductible by the Company without limitation under Section 162(m) of the Internal Revenue Code.

Accounting Treatment

     Under current accounting principles, neither the grant nor the exercise of options granted under the 1995 Plan with exercise prices equal to the fair market value of the option shares on the grant date will result in a direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest.

     On March 31, 1999, the Financial Accounting Standards Board issued an Exposure Draft of a proposed interpretation of APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, as modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the vesting date of each installment of the option shares.

Stockholder Approval

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Meeting is required for approval of the amendment to 1995 Plan. Should such stockholder approval not be obtained, then any stock options granted under the 1995 Plan on the basis of the 1,350,000-share increase which is the subject of this Proposal will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of that increase. However, in the absence of such stockholder approval, stock options and direct stock issuances may continue to be made under the 1995 Plan until the share reserve as last approved by the stockholders is issued.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1995 PLAN.

                                   Proposal 3

         APPROVAL OF AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN

     The Company's stockholders are being asked to approve an amendment to the 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") that will increase the number of shares of Common Stock issuable under the 1998 Purchase Plan by an additional 340,000 shares.

     The purpose of the share increase is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the 1998 Purchase Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase program designed to operate in compliance with Section 423 of the Internal Revenue Code.

     The 1998 Purchase Plan, which serves as the successor to the Company's predecessor 1988 Employee Qualified Stock Purchase Plan (the "Predecessor Plan"), was adopted by the Board of Directors on March 17, 1998 and became effective on October 1, 1998 (the "Effective Date"). The amendment to the 1998 Purchase Plan that is the subject of this Proposal was adopted by the Board as of March 20, 2000. The following is a summary of the principal features of the 1998 Purchase Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1998 Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Costa Mesa, California.

Share Reserve

     The maximum number of shares of the Company's Common Stock available for issuance over the term of the 1998 Purchase Plan may not exceed 1,032,278, including the 340,000-share increase for which stockholder approval is sought under this Proposal. This share reserve will also be used to fund all stock purchases under the International Employee Stock Purchase Plan which the Company has established for the employees of its foreign subsidiaries. The provisions of the International Employee Stock Purchase Plan are substantially the same as those in effect for the 1998 Purchase Plan, except for certain modifications that were made to satisfy legal or regulatory requirements of the applicable foreign jurisdictions.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the 1998 Purchase Plan, including the class and maximum number of securities issuable per participant or in the aggregate on any one purchase date, and (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Administration

     The 1998 Purchase Plan is currently administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 1998 Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

Offering Periods

     Shares will be issued through a series of successive offering periods, each of six (6) months duration. Each participant will be granted a separate option to purchase shares of Common Stock for each offering period in which he or she participates. Offering periods under the 1998 Purchase Plan will run from the first business day of May to the last business day of October each year and from the business day of November each year to the last business day of April in the immediately succeeding year. Each option entitles the participant to purchase the whole number of shares of Common Stock obtained by dividing the participant's payroll deductions for the offering period by the purchase price in effect for such period.

Eligibility

     Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will be eligible to participate in one or more offering periods. An eligible employee may only join an offering period on the start date of that period.

     Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the 1998 Purchase Plan to their eligible employees.

     As of March 20, 2000, approximately 1,650 employees, including 12 executive officers, were eligible to participate in the 1998 Purchase Plan.

Purchase Provisions

     Each participant may authorize periodic payroll deductions in any multiple of one percent (1%) of his or her cash earnings, up to a maximum of ten percent (10%). A participant may not increase his or her rate of payroll deduction for an offering period after the start of that period, but he or she may decrease the rate once per offering period.

     On the last business day of each offering period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for that period.

Purchase Price

     The purchase price per share at which Common Stock will be purchased on the participant's behalf for each offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock on the last day of that offering period.

Valuation

     The fair market value per share of Common Stock on any relevant date will be deemed equal to the average of the high and low selling prices per share on such date on the Nasdaq National Market. On March 20, 2000, the fair market value per share determined on such basis was $32.69.

Special Limitations

     The 1998 Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

     - No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding options or purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

     - No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

     - No participant may purchase more than 800 shares of Common Stock on any one purchase date.

     - No more than 170,000 shares of Common Stock may be purchased in the aggregate by all participants on any one purchase date.

     The Plan Administrator will have the discretionary authority, exercisable prior to the start of any offering period, to increase or decrease the 800-share and 170,000-share limitations to be in effect for the number of shares purchasable per participant or in the aggregate by all participants on each purchase date during that offering period.

Termination of Purchase Rights

     A participant's purchase right will immediately terminate upon such participant's loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates will be promptly refunded. A participant may withdraw from an offering period at any time prior to the last fifteen (15) days of that period and elect to have his or her accumulated payroll deductions for the offering period in which such withdrawal occurs either refunded or applied to the purchase of shares of Common Stock on the next purchase date.

Stockholder Rights

     No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

     No  purchase  right  will  be  assignable  or  transferable   and  will  be
exercisable only by the participant.

Acquisition

     Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to eighty-five (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition. The limitation on the maximum number of shares purchasable in the aggregate on any one purchase date will not apply to the share purchases effected in connection with such acquisition.

Amendment and Termination

     The 1998 Purchase Plan will terminate upon the earliest to occur of (i) October 31, 2008, (ii) the date on which all available shares are issued or
(iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter, suspend or discontinue the 1998 Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the 1998 Purchase Plan, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the 1998 Purchase Plan.

Plan Benefits

     The following table shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated groups, the following information with respect to transactions under the 1998 Purchase Plan and the Predecessor Plan effected during the period from January 1, 1999 to December 31, 1999: (i) the number of shares of Common Stock purchased under the two plans during that period and (ii) the weighted average purchase price paid per share of Common Stock in connection with such purchases.


======================================================================================
                                PURCHASE PLAN TRANSACTIONS
--------------------------------------------------------------------------------------
                                                                         Weighted
                                                                         Average
Name                                            Number of Shares      Purchase Price
---------------------------------------------  ------------------  -------------------
Lee D. Roberts
   President, Chief Executive Officer
   and Director                                           --                  --
---------------------------------------------  ------------------  -------------------
Ron L. Ercanbrack
   Executive Vice President,
   Worldwide Sales & Marketing                            --                  --
---------------------------------------------  ------------------  -------------------
Bruce A. Waddington
   Executive Vice President and
   Chief Technology Officer,
   Products and Strategy                                  --                  --
---------------------------------------------  ------------------  -------------------
Mark S. St. Clare
   Senior Vice President-Finance
   and Chief Financial Officer                           648               $7.65
---------------------------------------------  ------------------  -------------------
David D. Despard
   Senior Vice President-Worldwide
   Professional Services                                  --                  --
---------------------------------------------  ------------------  -------------------
All current executive officers
as a group (13 persons)                                6,009               $7.65
---------------------------------------------  ------------------  -------------------
All employees, including current officers
who are not executive officers as a group
(714 persons)                                        333,107               $7.65
=============================================  ==================  ===================


Federal Tax Consequences

     The 1998 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right.

     Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1998 Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant  sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

     Under current accounting rules, the issuance of Common Stock under the 1998 Purchase Plan will not result in a direct charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the 1998 Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

Stockholder Approval

     The affirmative vote of a majority of the Company's voting stock present or represented and entitled to vote at the Meeting is required for approval of the 340,000-share increase to the 1998 Purchase Plan. Should such stockholder approval not be obtained, then the 340,000-share increase will not be implemented, and any purchase rights granted on the basis of that increase will immediately terminate. No additional purchase rights will be granted on the basis of such share increase, and the 1998 Purchase Plan will terminate once the existing share reserve has been issued.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 PURCHASE PLAN.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Deloitte & Touche LLP, the Company's independent accountants for the fiscal year ended December 31, 1999, was selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending December 31, 2000. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor.

     Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from the stockholders.

                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     All proposals of stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, by December 7, 2000 if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with such meeting.

     In addition, the proxy solicited for the 2001 Annual Meeting will confer discretionary authority to vote on any stockholder proposals presented at that meeting, unless the Company is provided with notice of such proposal no later than February 21, 2001.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may be presented for consideration at the Meeting. However, if any other matter is presented properly for consideration and action at the Meeting, or any adjournment or postponement thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                           By Order of the Board of Directors,

                           /s/  MARY K. CARRINGTON

                           Mary K. Carrington
                           Secretary
                           Dated:  April 7, 2000

                               FILENET CORPORATION
                             1995 STOCK OPTION PLAN

                 AS AMENDED AND RESTATED THROUGH MARCH 31, 2000

ARTICLE One

                               GENERAL PROVISIONS

I.   PURPOSE OF THE PLAN

     This 1995 Stock Option Plan is intended to promote the interests of FileNET Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     This Plan shall serve as the successor to the Corporation's existing Second Amended and Restated Stock Option Plan (the "Predecessor Plan"), and no further option grants or share issuances shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All outstanding stock options under the Predecessor Plan on the Effective Date shall be incorporated into this Plan and shall accordingly be treated as outstanding stock options under this Plan. However, each outstanding option grant so incorporated shall continue to be governed solely by the express terms and conditions of the agreement evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     All share numbers in this March 31, 2000 restatement reflect the 2-for-1 split of the Common Stock effective June 12, 1998.

II.  STRUCTURE OF THE PLAN

     A.   The Plan shall be divided into five separate equity programs:

          - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          - the Salary Reduction Option Grant Program under which eligible employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock,

          - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly without any intervening option grant,

          - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

          - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

     B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have the sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Except to the extent the Primary Committee is granted sole and exclusive authority under one or more specific provisions of the Plan, administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to such persons. The members of the Secondary Committee may be individuals who are Employees.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

     D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     E. The Primary Committee shall have the sole and exclusive authority to select the eligible individuals who are to participate in the Salary Reduction Option Grant Program, but all option grants under the Salary Reduction Option Grant Program shall be made in accordance with express terms of that program and the Primary Committee shall exercise no discretion with respect to the terms of those grants. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV.      ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

          (i)  Employees,

          (ii) non-employee Board members, and

          (iii)consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only the Company's executive officers and other highly-compensated Employees shall be eligible to participate in the Salary Reduction Option Grant Program.

     C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Qualified Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

     D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant or to effect stock issuances in accordance with the Stock Issuance Program.

     E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Stockholders Meetings beginning with the 1996 Annual Meeting. A non-employee Board member who has previously been in the employ of the

          Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her subsequent re-election to the Board.

     F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V.   STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 11,174,830 shares. Such share reserve is comprised of (i) the 4,224,830 shares of Common Stock which remained available for issuance under the Predecessor Plan as of the Effective Date, including the shares subject to the outstanding option grants under the Predecessor Plan which have been incorporated into this Plan and the additional shares of Common Stock available for future grant under the
          Predecessor Plan, (ii) an additional increase of 700,000 shares of Common Stock previously authorized by the Board and approved by the Corporation's stockholders at the 1995 Annual Meeting, (iii) an additional increase of 1,300,000 shares of Common Stock authorized by the Board in March 1996 and approved by the stockholders at the 1996 Annual Meeting, (iv) a further increase of 1,200,000 shares of Common Stock authorized by the Board on March 20, 1997 and approved by the stockholders at the 1997 Annual Meeting, (v) a further increase of 1,200,000 shares of Common Stock authorized by the Board on March 17, 1998 and approved by the stockholders at the 1998 Annual Meeting, (vi) a further increase of 1,200,000 shares of Common Stock authorized by the Board on March 31, 1999 and approved by the stockholders at the 1999 Annual Meeting plus (vii) an additional increase of 1,350,000 shares authorized by the Board on March 20, 2000, subject to stockholder approval at the 2000 Annual Meeting. In no event, however, shall any person participating in the Plan receive stock options and direct stock issuances under this Plan for more than 400,000 shares of Common Stock per calendar year, beginning with the 1995 calendar year.

     B. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the option exercise or direct issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall also be available for subsequent issuance under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     C. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under this Plan per calendar year,
          (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO


                       DISCRETIONARY OPTION GRANT PROGRAM

I.   OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.   Exercise Price.

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

               (i)  cash or check made payable to the Corporation,

               (ii) shares  of  Common  Stock  held  for  the  requisite  period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (iii)to the  extent the option is  exercised  for vested  shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.   Effect of Termination of Service.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

               (ii) Any option  exercisable  in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

               (iii)Should the Optionee's  Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               (iv) During the  applicable  post-Service  exercise  period,  the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               (v)  In the event of a Corporate  Transaction,  the provisions of
                    Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

          2.   The  Plan   Administrator   shall   have   complete   discretion,
               exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the  option to be  exercised,  during the  applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Qualified Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options when issued under the Plan shall not be subject to the terms of this Section II.

     A.   Eligibility. Incentive Options may only be granted to Employees.


     B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

          To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option under this Discretionary Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause
          (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. All outstanding repurchase rights under this Discretionary Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan following the consummation of the Corporate Transaction.

     E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of
          (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Qualified Option under the Federal tax laws.

     H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                 ARTICLE THREE


                      SALARY REDUCTION OPTION GRANT PROGRAM

I.   OPTION GRANTS

     The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Reduction Option Grant Program is to be in effect and to select the Employees eligible to participate in the Salary Reduction Option Grant Program for those calendar year or years. Each selected Employee who elects to participate in the Salary Reduction Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%). However, the minimum amount of such salary reduction must be not less than the greater of (i) five percent (5%) of his or her rate of base salary for that calendar year or (ii) Ten Thousand Dollars ($10,000.00) and must not be more than the lesser of (i) twenty five percent (25%) of his or her rate of base salary for the calendar year or (ii) Seventy Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization shall automatically be granted an option under this Salary Reduction Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of this March 2000 Restatement at the 2000 Annual Stockholders Meeting shall constitute pre-approval of each option subsequently granted pursuant to the express terms of this Salary Reduction Option Grant Program and the subsequent exercise of that option in accordance with its terms.

II.  OPTION TERMS

     Each option shall be a Non-Qualified Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

     A.   Exercise Price.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                    X = A / (B x 66-2/3%), where

                    X is the number of option shares,

                    A is the dollar amount by which the Optionee's base salary is to be reduced for the calendar year pursuant to the Salary Reduction Option Grant Program, and

                    B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the
          Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
          (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Reduction Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Reduction Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten
          (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. The grant of options under the Salary Reduction Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

     The remaining terms of each option granted under the Salary Reduction Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FOUR


                             STOCK ISSUANCE PROGRAM

I.   STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A. Issue Price. The shares shall be issued for such valid consideration under the Delaware General Corporation Law as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

     B.   Vesting Provisions.

          1. The Primary Committee shall have the sole and exclusive authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any Parent or Subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

          2. All other shares of Common Stock authorized for issuance under the Stock Issuance Program by the applicable Plan Administrator shall have a minimum vesting schedule determined in accordance with the following requirements:

               (i) For any shares which are to vest solely by reason of Service to be performed by the Participant, the Plan Administrator shall impose a minimum Service period of at least three (3) years measured from the issue date of such shares.

               (ii) For any  shares  which  are to vest  upon the  Participant's completion of a designated Service requirement and the Corporation's attainment of one or more prescribed performance milestones, the Plan Administrator shall impose a minimum Service period of at least one (1) year measured from the issue date of such shares.

          3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          4. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          6. The Primary Committee shall have the sole and exclusive authority, exercisable upon a Participant's termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Primary Committee determines such waiver to be an appropriate severance benefit for the Participant.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

     B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

     C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Change in Control.

III.     SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

     The provisions of the Automatic Option Grant Program have been revised as of March 17, 1998 and have been approved by the stockholders at the 1998 Annual Meeting.

I.   OPTION TERMS

     A.   Grant Dates. Option grants shall be made on the dates specified below:

          1. Each individual who is re-elected to the Board as a non-employee Board member at the 1998 Annual Stockholders Meeting shall automatically be granted at that time a Non-Qualified Option to purchase 15,000 shares of Common Stock.

          2. Each individual who is first elected or appointed as a non-employee Board member at the 1998 Annual Stockholders Meeting or at any time thereafter shall automatically be granted, upon his or her initial election or appointment (as the case may be), a Non-Qualified Option to purchase 25,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

          3. On the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Meeting, each individual who is re-elected to serve as a non-employee Board member at such meeting shall automatically be granted a Non-Qualified Option to purchase an additional 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such 7,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation or any Parent or Subsidiary shall be eligible to receive such annual option grants upon their re-election as non-employee Board members at one or more Annual Stockholders Meetings.

     Only the 15,000-share and 7,000-share option grants made at the 1998 Annual Meeting have been adjusted to 30,000 shares and 14,000 shares, respectively, to reflect the June 12, 1998 split of the Common Stock. All other share numbers in this Article Five remain in effect after such split.

     Stockholder approval of this March 2000 Restatement at the 2000 Annual Stockholders Meeting shall constitute pre-approval of each option granted at or after that Annual Meeting pursuant to the express terms of this Automatic Option Grant Program and the subsequent exercise of that option in accordance with its terms.

     B.   Exercise Price.

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

     D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each option grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

     E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Automatic Option Grant Program at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise at that time vested.

          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

          (iii)In no event shall the option remain exercisable after the expiration of the option term.

II.  SPECIAL ACCELERATION EVENTS

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

     B. Immediately following the consummation of the Corporate Transaction, each option grant outstanding under this Automatic Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

     C. In the event of any Change in Control of the Corporation while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term.

     D. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                        DIRECTOR FEE OPTION GRANT PROGRAM

I.   OPTION GRANTS

     Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer on or before the last day of December in the calendar year immediately preceding the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Once filed, the election shall be irrevocable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable. Stockholder approval of the March 2000 Restatement at the 2000 Annual Stockholders Meeting shall constitute pre-approval of each option subsequently granted pursuant to the express terms of this Director Fee Option Grant Program and the subsequent exercise of that option in accordance with its terms.

II.  OPTION TERMS

     Each option shall be a Non-Qualified Option governed by the terms and conditions specified below.

     A.   Exercise Price.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

               X = A / (B x 66-2/3%), where

               X is the number of option shares,

               A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

               B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Board service in the calendar year for which the retainer fee election under this Article Six is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Article Six, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Article Six at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Article Six shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may, during the three
          (3)-year period following such cessation of Board service, be exercised for any or all of those shares as fully-vested shares.

          Should the Optionee die while holding one or more options under this Article Six, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
          (3)-year period measured from the date of the Optionee's cessation of Board service.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten
          (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten
          (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

     The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS

I.   FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  TAX WITHHOLDING

     The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

III. EFFECTIVE DATE AND TERM OF PLAN

     A.   The  Plan  became   effective  upon  approval  by  the   Corporation's
          stockholders at the 1995 Annual Stockholders Meeting.

     B. The Plan was amended and restated by the Board in March 1996 (the "March 1996 Restatement") to effect the following revisions: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,300,000 shares to 6,224,830 shares and (ii) increase the limit on the maximum number of shares of Common Stock which may be issued under the Plan prior to the required cessation of further Incentive Option grants by an additional 1,300,000 shares to a total of 6,100,000 shares of Common Stock. The March 1996 Restatement became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1996 Annual Meeting.

     C. The Plan was again amended and restated on March 20, 1997 (the "1997 Amendment") to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,200,000 shares, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) eliminate the plan limitation which precluded the grant of additional Incentive Options once the number of shares of Common Stock issued under the Plan, whether as vested or unvested shares, exceeded 6,100,000 shares, (iv) eliminate certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of technical changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws. The 1997 Amendment became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1997 Annual Meeting.

     D. The Plan was further amended and restated on March 17, 1998 (the "1998 Restatement") to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,200,000 shares and to effect the following changes to the Automatic Option Grant Program in effect under Article Five:

          (i) Each individual reelected to the Board as a non-employee Board member at the 1998 Annual Meeting shall receive at that time an option grant for 15,000 shares of the Company's Common Stock.

          (ii) Each individual who first joins the Board as a non-employee Board member at the 1998 Annual Meeting or at any time thereafter shall, upon his or her initial election or appointment to the Board, receive an option grant for 25,000 shares of the Company's Common Stock, provided such individual has not previously been in the Company's employ.

          (iii)On the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Meeting, each individual reelected to the Board as a non-employee Board member will receive an option grant for 7,000 shares of the Company's Common Stock, provided such individual has served as a non-employee Board member for at least six months.

     The 1998 Restatement was approved by the stockholders at the 1998 Annual Meeting, and no option grants made on the basis of the 600,000-share increase under the 1998 Restatement became exercisable in whole or in part until the 1998 Restatement was so approved. All option grants made prior to the 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1998 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

     E. The Plan was further amended and restated on March 31, 1999 (the "1999 Restatement") to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,200,000 shares, and the 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting. No option grants or direct stock issuances were made on the basis of the 1,200,000-share increase authorized by the 1999 Restatement until the Restatement was approved by the stockholders at the 1999 Annual Meeting. All option grants made prior to the 1999 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1999 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

     F. The Plan was further amended and restated on March 20, 2000 (the "March 2000 Restatement") to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,350,000 shares, subject to stockholder approval at the 2000 Annual Meeting. No option grants or direct stock issuances shall be made on the basis of the 1,350,000-share increase authorized by the March 2000 Restatement unless and until the Restatement is approved by the stockholders at the 2000 Annual Meeting. All option grants made prior to the March 2000 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the March 2000 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

     G. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to extend one or more provisions of the Discretionary Option Grant Program, including (without limitation) the vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control, to one or more outstanding stock options under the Predecessor Plan which are incorporated into this Plan on the Effective Date but which do not otherwise contain such provisions.

     H. The Plan shall terminate upon the earliest of (i) May 24, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon a clause (i) plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Reduction Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the

          Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.   USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


     The following definitions shall be in effect under the Plan:

     A. Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Five of the Plan.

     B.   Board shall mean the Corporation's Board of Directors.

     C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D.   Code shall mean the Internal Revenue Code of 1986, as amended.

     E.   Common Stock shall mean the Corporation's common stock.

     F.   Corporate   Transaction   shall   mean   either   of   the   following
          stockholder-approved transactions to which the Corporation is a party:

          (i) merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G.   Corporation shall mean FileNET Corporation, a Delaware corporation.

     H. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

     I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

     J. Effective Date shall mean the date of the 1995 Annual Stockholders Meeting, provided the Plan is approved by the stockholders at that meeting.

     K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there are no high or low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no high and low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

     N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     Q.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     R. Non-Qualified Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     S. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Reduction Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

     T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     U. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     V. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     W. Plan shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

     X. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Y. Predecessor Plan shall mean the Corporation's Second Amended and Restated Stock Option Plan, pursuant to which 3,250,000 shares of Common Stock have been authorized for issuance.

     Z. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to
          Section 16 Insiders.

     AA. Salary Reduction Option Grant Program shall mean the salary reduction grant program in effect under Article Three of the Plan.

     BB. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     CC.  Section  16  Insider   shall  mean  an  officer  or  director  of  the
          Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     DD. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     EE. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     FF. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     GG. Stock Issuance Program shall mean the stock issuance program in effect under Article Four of the Plan.

     HH. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     II. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                               FILENET CORPORATION
                        1998 EMPLOYEE STOCK PURCHASE PLAN


                 AS AMENDED AND RESTATED THROUGH MARCH 31, 2000



I.   PURPOSE OF THE PLAN

     This Employee Stock Purchase Plan is intended to promote the interests of FileNet Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

     This Plan shall serve as the successor to the Corporation's existing 1988 Employee Stock Purchase Plan (the "Predecessor Plan"), and no further shares of Common Stock will be issued under the Predecessor Plan from and after the Effective Date.

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     All share numbers in this Plan reflect the 2-for-1 split of the Common Stock effective on June 12, 1998

II.  ADMINISTRATION OF THE PLAN

     The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III. STOCK SUBJECT TO PLAN

     A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan and the International Plan shall not exceed One Million Thirty Two Thousand Two Hundred and Seventy Eight (1,032,278) shares in the aggregate and shall be limited to the following components: (i) the actual number of shares of Common Stock remaining for issuance under the Predecessor Plan on the Effective Date (Ninety Two Thousand Two Hundred Seventy Eight (92,278) shares plus (ii) an additional Three Hundred Thousand (300,000) shares of Common Stock approved by the stockholders at the 1998 Annual Meeting in connection with the implementation of the Plan plus (iii) an additional increase of Three Hundred Thousand (300,000) shares authorized by the Board on March 22, 1999 and approved by the stockholders at the 1999 Annual Meeting plus (iv) an additional increase of Three Hundred Forty Thousand (340,000) shares authorized by the Board on March 20, 2000, subject to stockholder approval at the 2000 Annual Meeting.

     B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan and the International Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable by all Participants in the aggregate on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.  PURCHASE PERIODS

     A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

     B. Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April of the following year. However, the initial purchase period under the Plan shall begin on October 1, 1998 and end on the last business day in April 1999.

V.   ELIGIBILITY

     A. Each individual who is an Eligible Employee on the start date of any purchase period shall be eligible to participate in the Plan for that purchase period.

     B. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment form prescribed by the Plan Administrator and file such form with the Plan Administrator (or its designate) on or before the start date of the purchase period.

VI.  PAYROLL DEDUCTIONS

     A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each purchase period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire purchase period and for each subsequent purchase period the Participant remains in the Plan. The Participant may not increase his or her rate of payroll deduction during a purchase period, but may

                                       2.

          effect such increase as of the start date of any subsequent purchase period following the filing of a new payroll deduction authorization with the Plan Administrator. However, the Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.

     B. Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

     C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

     D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

VII. PURCHASE RIGHTS

     A. Grant of Purchase Right. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

     B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on such date. The purchase shall be effected by applying the Participant's payroll deductions for the purchase period ending on such Purchase Date to the purchase of shares of Common Stock at the purchase price in effect for that purchase period.

                                      3.

     C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

     D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with that Purchase Date by the purchase price in effect for that period. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed eight hundred (800) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable by all Participants in the aggregate on any one Purchase Date under the Plan and the International Plan shall not exceed One Hundred Seventy Thousand (170,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any purchase period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in the aggregate by all Participants on the Purchase Date in effect for that period.

     E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date or the limitation on the maximum number of shares purchasable in the aggregate on the Purchase Date by all Participants shall be promptly refunded.

     F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

          (i) A Participant may, at any time prior to the last fifteen (15) days of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time the purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                                       4.

          (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) before the start date of the new purchase period.

          (iii)Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the purchase period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the purchase period in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf during such purchase period or (b) have such funds held for the purchase of shares on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (i) within ninety (90) days after the start of the leave or (ii) prior to the expiration of any longer period during his or her re-employment rights are guaranteed by law or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

     G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation on the aggregate number of shares purchasable by all Participants.

          The  Corporation  shall use its best  efforts  to provide at least ten
          (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

                                       5.

     H. Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the number of shares then available for issuance under the Plan or (ii) the maximum number of shares purchasable by all Participants (and all participants in the International Plan) in the aggregate on that Purchase Date, then the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant (and each participant in the International Plan), to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

     I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

     J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. ACCRUAL LIMITATIONS

     A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

     B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

          (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                                       6.

     C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

     D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was adopted by the Board on March 17, 1998 and approved by the Corporation's stockholders at the 1998 Annual Meeting held on May 15, 1998. The Plan .shall become effective on the Effective Date. However, no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

     B.   The Plan was  amended  and  restated  on March  22,  1999  (the  "1999
          Restatement") to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional Three Hundred Thousand (300,000) shares, and the 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting. No purchase rights were granted, and no shares were issued, on the basis of the Three Hundred Thousand (300,000)-share increase authorized by the 1999 Restatement until such Restatement was approved by the stockholders at the 1999 Annual Meeting.

     C. The Plan was amended and restated on March 20, 2000 (the "March 2000 Restatement") to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional Three Hundred Forty Thousand (340,000) shares, subject to stockholder approval at the 2000 Annual Meeting. No purchase rights shall be granted, and no shares shall be issued, on the basis of the Three Hundred Forty Thousand (340,000)-share increase authorized by the March 2000 Restatement unless and until the Restatement is approved by the stockholders at the 2000 Annual Meeting.

     D. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest to occur of (i) the last business day in October 2008,
          (ii) the date on which all shares available for issuance under the Plan (and the International Plan) shall have been sold pursuant to purchase rights exercised under the Plan (and the International Plan) or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

                                       7.

X.   AMENDMENT OF THE PLAN

     The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any purchase period.
However, the Board may not, without the approval of the Corporation's stockholders, (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) modify the requirements for eligibility to participate in the Plan.

XI.  GENERAL PROVISIONS

     A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

     B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

     C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                       8.

                                   Schedule A

                          Corporations Participating in
                          Employee Stock Purchase Plan
                              As of October 1, 1998



                   FileNet Corporation, a Delaware corporation

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A.   Board shall mean the Corporation's Board of Directors.

     B. Cash Earnings shall mean the (i) base salary payable to a Participant by one or more Participating Companies during such individual's period of participation in one or more purchase periods under the Plan plus
          (ii) all overtime payments, bonuses, commissions and other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions (other than Code
          Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established.

C.       Code shall mean the Internal Revenue Code of 1986, as amended.

D.       Common Stock shall mean the Corporation's common stock.

     E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     F.   Corporate   Transaction   shall   mean   either   of   the   following
          stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean FileNet Corporation, a Delaware corporation and any corporate successor to all or substantially all of the assets or voting stock of FileNet Corporation which shall by appropriate action adopt the Plan.

     H. Effective Date shall mean the October 1, 1998 effective date of the Plan.

     I. Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

     J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as those prices are reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there are no selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as those prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

     K. International Plan shall mean the FileNet Corporation International Employee Stock Purchase Plan.

     L.   1933 Act shall mean the Securities Act of 1933, as amended.

     M. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

     N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Date are listed in attached Schedule A.

     O. Plan shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

     P. Plan Administrator shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

     Q. Predecessor Plan shall mean the Corporation's 1988 Employee Stock Purchase Plan.

     R. Purchase Date shall mean the last business day of each purchase period. The initial Purchase Date shall be April 30, 1999.

     S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

Dear Stockholder:

Please fill out, sign and return your Proxy card promptly or use our new telephone or Internet voting capabilities. Your vote is very important.

Thank you for your cooperation.

FileNET Corporation


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                                     PROXY
                               FILENET CORPORATION
                              3565 Harbor Boulevard
                              Costa Mesa, CA 92626
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mary K. Carrington and Audrey N. Schaeffer as Proxy holders, or either of them acting alone, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of FileNET Corporation (the "Company"), held of record by the undersigned on March 20, 2000 at the 2000 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on May 18, 2000, at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, and any adjournment thereof ("the Meeting").

     ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

          CONTINUED AND TO BE SIGNED ON REVERSE SIDE (SEE REVERSE SIDE)

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Follow these four easy steps:               Follow these four easy steps:

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   above your name.                            above your name.

4. Follow the recorded instructions.        4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                     YOUR VOTE IS IMPORTANT!
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[X] votes as in
    this example

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election to the Board of ALL the nominees listed below and FOR proposals 2 and 3. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

1. Election of Directors

   Nominees: (01)William P. Lyons, (02)L. George Klaus, (03)Lee D. Roberts,
   (04)John C. Savage, (05)Roger S. Siboni, and (06)Theodore J. Smith

   FOR ALL NOMINEES [_]     WITHHELD FROM ALL NOMINEES [_]

   [_] _______________________________________         [_] MARK HERE FOR ADDRESS
       For all nominees except as noted above              CHANGE AND NOTE BELOW

2. To approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,350,000 shares.

   FOR [_]          AGAINST[_]          ABSTAIN [_]

3. To approve an amendment to the Company's 1998 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 340,000 shares.

   FOR [_]          AGAINST[_]          ABSTAIN [_]

4. To transact such other business as may properly come before the meeting.

Please date this Proxy and sign it exactly as your name or names appear. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.

Signature: _____________________________________________         Date:__________

Signature: _____________________________________________         Date:__________